SUPPLEMENT DATED AUGUST 17, 2001
                                       TO
                         PROSPECTUS DATED MARCH 1, 2001
                                       FOR
                                MONEY MARKET FUND
                           GOVERNMENT SECURITIES FUND
                              ASSET ALLOCATION FUND
                                       AND
                                 REIT INDEX FUND
                                       OF
                                    AON FUNDS


     On July 25, 2001, the Aon Funds Board of Trustees approved termination and liquidation of the REIT Index Fund. It is expected the REIT Index Fund will be terminated and liquidated upon redemption of the REIT Index Fund shares held by Aon Savings Plan. This redemption is currently scheduled for October 1, 2001. As soon as practicable after the Aon Savings Plan share redemption, Aon Funds will apply the REIT Index Fund assets to the satisfaction and discharge of all existing REIT Index Fund debts and obligations (including necessary expenses of termination and liquidation and establishment of any reserves deemed appropriate), and then distribute in one or more payments the remaining assets among the REIT Index Fund shareholders. Each shareholder will receive the proportionate share of each payment.

     The REIT Index Fund will accept no new investments after August 31, 2001 (including investments made by exchanging shares of another Aon Fund for shares of the REIT Index Fund).